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                                                                    EXHIBIT 10.8

                               ATEL VENTURES, INC.
                        MASTER LEASE AGREEMENT NO. ARBIX
                            Dated as of June 5, 2003

Between   ATEL VENTURES, INC.,        600 California Street, 6th Floor
          a California corporation,   San Francisco CA 94108-2733
          as Lessor ("Lessor")        Attention: General Counsel
                                      Tel: (415) 989-8800 Fax: (415) 989-3796
                                      Email: avi@atel.com

And       ARBINET-THEXCHANGE, INC.    120 ALBANY STREET
          a Delaware corporation,     TOWER II, 4TH FLOOR
          as Lessee ("Lessee")        NEW BRUNSWICK, NJ 08901
                                      Attention: Contract Compliance
                                      Tel: (732) 509-9140 Fax: (732) 509-9101
                                      Email: ContractCompliance@thexchange.com

NO INTEREST IN THE RENT DUE OR THE RIGHTS OF THE LESSOR UNDER ANY LEASE OF EQUIPMENT CAN BE TRANSFERRED BY THE DELIVERY OF POSSESSION OF ANY COUNTERPART OF THIS MASTER LEASE. SUCH AN INTEREST CAN BE TRANSFERRED ONLY BY DELIVERY OF POSSESSION OF THE ORIGINAL SIGNED COUNTERPART OF AN EQUIPMENT SCHEDULE EXECUTED PURSUANT HERETO.

The parties of this Master Lease Agreement ("Lease Agreement") hereto agree as follows:

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1.   Lease:

     Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, subject to satisfaction of the conditions set forth in Section 3 and any Equipment Schedule, the personal property (including the Soft Equipment defined below, the "Equipment") described in any Equipment Schedules executed pursuant hereto substantially in the form of Exhibit A hereto. Any reference herein to a "Lease" shall mean any Equipment Schedule, as it incorporates by reference all the terms and conditions of this Lease Agreement, the Acceptance Certificates, and any Exhibits, Riders, Supplements, amendments, or addendum thereto, if any. Prior to the execution of an Equipment Schedule incorporating one or more Acceptance Certificates, such Acceptance Certificates shall operate as a Lease and incorporate by reference all the terms and conditions of this Lease Agreement. To the extent that any of the personal property leased hereunder and described as Equipment constitutes intangible personal property, warranty, service or other contract rights, taxes paid or prepaid ("Soft Equipment"), then this Lease shall constitute a transfer or license by the Lessor to the Lessee of the rights to use or utilize such Soft Equipment during the Lease Term and all the provisions of this Lease will apply to such license to the extent that they are reasonably construed as applicable.

2.   Definitions:

     (a) "Acceptance Certificate" means the Certificate of Delivery and Acceptance and Request for Advance in the form of Exhibit B hereto.

     (b) "Acceptance Date" means the date Lessee inspects all the Equipment and deems it satisfactory for lease hereunder as indicated on the Acceptance Certificate, or such other date as may be indicated in the applicable Equipment Schedule.

     (c) "Advance" means the Equipment Cost under any Acceptance Certificate which is funded by the Lessor.

     (d) "Advance Date" means the date of any Advances, which are made by Lessor to Lessee, or any Vendor pursuant to an Acceptance Certificate.

     (e) "Basic Rent" means the amount indicated as the Basic Rent, due as monthly, quarterly, semiannual, or annual payments, in advance or in arrears, as set forth in the applicable Acceptance Certificate and/or Equipment Schedule.

     (f) "Basic Term" means the initial term of any Lease, as indicated on the applicable Equipment Schedule.

     (g) "Commencement Date" means the first day of the calendar quarter following the Acceptance Date, or such other date as may be indicated in the applicable Equipment Schedule.

     (h) "Change in Control" means a change in the majority interest or control of ownership of the Lessee in any one transaction or series of related transactions, or sale, assignment, or acquisition of all, or substantially all, of the property of Lessee by merger, consolidation or purchase.

     (i) "Daily Rent" means the daily equivalent of the initial Basic Rent.

     (j) "Equipment Cost" means the cost of the Equipment (including Soft Equipment) described in any Equipment Schedule.

     (k) "Event of Default" means as defined in Section 9(a) hereof.

     (l) "Event of Loss" means as defined in Section 8(a) hereof.

     (m) "Fair Market Value" means as defined in Section 14(b) hereof.

     (n) "Guarantor" means a guarantor or surety of the obligations of the Lessee hereunder, if any.

     (o) "Lease Term" means the Basic Term, Renewal Term, and any Supplemental Term.

     (p) "Lessee Reports" means any financial statements, projections, budget, business plan, private placement memorandum, due diligence materials, prospectus, registration statements, or any other materials prepared by Lessee and distributed to its investors, creditors, or Lessor

     (q) "Proposal Letter" means any letter issued by Lessor to Lessee describing the basic terms of a proposed lease financing. To the extent there is a conflict between the Proposal Letter and this Lease, the terms and conditions of this Lease shall govern.

     (r) "Purchase Agreement" means the contract for sale entered into by the Lessee and the Vendor, and shall include any and all purchase orders, purchase agreements, invoices, and amendments to any of them.

     (s) "Purchase Agreement Assignment" means the assignment to the Lessor of the Lessee's right under the Purchase Agreement, but not its obligations, to purchase the Equipment in the form of Exhibit C hereto.

     (t) "Renewal Rent" means the amounts, if any, indicated on the applicable Equipment Schedule or any Rider thereto, or any amendment thereof, or otherwise in this Lease.

     (u) "Renewal Term" means the renewal term, if any, indicated on the applicable Equipment Schedule or any Rider thereto, or any amendment thereof, or otherwise in this Lease, and any holdover period beyond the expiration of the Basic Term or the Renewal Term, if any.

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     (v) "Rent" means Basic Rent, Daily Rent, or Renewal Rent.

     (w) "Stipulated Loss Value" means the product of the corresponding percentage indicated on the Rider to the applicable Equipment Schedule, or on the Acceptance Certificate, for the Rent payment date immediately preceding the date that the event which caused the Event of Loss or Event of Default occurred times the Equipment Cost of the item of Equipment suffering the Event of Loss (or of all Equipment in the event of an Event of Default.

     (x) "Supplemental Term" means the period from the earlier of the Advance Date or the Acceptance Date to the Commencement Date.

     (y) "UCC" means the Uniform Commercial Code as enacted in California.

     (z) "Vendor" means the manufacturer, distributor, or retailer of the Equipment.

3.   Term of Lease and Conditions Precedent:

     (a) Lease Term. The Lease Term, as to all Equipment designated on any Equipment Schedule or Acceptance Certificate, shall include the Supplemental Term commencing on the Advance Date for such Equipment, and shall continue for a Basic Term equal to the initial period ending that number of months from the Commencement Date as is specified in the applicable Equipment Schedule. The Lease Term may also include the Renewal Term, if any, granted in the applicable Equipment Schedule.

     (b) Procurement Delivery, and Acceptance. Prior to any Advance Date or Acceptance Date, Lessee shall have ordered the Equipment from the Vendor pursuant to one or more purchase orders or other contracts for sale ("Purchase Agreements"). Lessee shall be solely responsible for the selection and ordering of the Equipment. Prior to the earlier of the Advance Date, Acceptance Date, or the date that the title to any Equipment shall have been transferred by the Lessee pursuant to UCC (S)2-401, Lessee hereby assigns to Lessor all of its rights, title, and interest, but none of its obligations, in the applicable Purchase Agreement. Lessor hereby appoints Lessee as its attorney-in-fact and agent to order and purchase the Equipment on behalf of Lessor as its undisclosed agent. To further effectuate the intent of the parties herein, Lessee and Lessor may additionally enter into a Purchase Agreement Assignment in the form of Exhibit C. If, for any reason, the Lessee fails to irrevocably accept the Equipment for Lease by executing an Equipment Schedule identifying the Equipment for which Advances have been previously made by Lessor pursuant to any Acceptance Certificate, then Lessee shall, upon demand by Lessor, reimburse Lessor in full for those funds so advanced by paying to Lessor a Stipulated Loss Value equal to not less than 103.64% of the Equipment Cost plus any unpaid Daily Rent. In the event Lessee fails to pay such amount, Lessor may declare an Event of Default and pursue its remedies under this Lease Agreement.

     (c) Obligation to Pay for Equipment. Notwithstanding anything to the contrary, all Advances to be made by the Lessor hereunder are discretionary and not mandatory and Lessor shall have no obligation to purchase the Equipment on Lessee's behalf, or reimburse Lessee for Equipment previously purchased unless all conditions precedent set forth below have been satisfied, and otherwise Lessor, in its sole and absolute discretion, elects to do so: (i) Lessor and Lessee shall have entered into mutually acceptable lease documentation, including the Lease and other ancillary documents and instruments required by Lessor, including sufficiently detailed invoices from the Vendor identifying the Equipment and Equipment Cost, corporate resolutions and incumbency certificates (substantially in the form of Exhibit D hereto), or other documents evidencing the Lessee's authority to execute and deliver the Lease, opinion of Lessee's counsel (substantially in the form of Exhibit E hereto), evidence of insurance (substantially in the form of Exhibit F hereto) and "Accord" certificate, appropriate waivers from all potential Equipment lien-holders, and UCC-1 Financing Statements; (ii) Lessee shall have either irrevocably accepted the Equipment for lease hereunder, or requested an Advance on Equipment to be placed under a Lease by executing an Acceptance Certificate; (iii) Lessor shall have full legal right, title, and interest in and to the Equipment, free and clear all liens, claims, and encumbrances, whatsoever, (iv) all representations and warranties made under each Lease shall be true and correct, and there shall not exist an Event of Default or any condition, event, or act which with notice or lapse of time would become an Event of Default which has not been remedied or waived, and Lessee shall have fully performed all terms and conditions required of Lessee under the Lease; (v) there has not been any material adverse change in Lessee's financial condition or business operations since the date of Lessor's Proposal Letter; (vi) the Equipment Cost funded under any Equipment Schedule shall be not less than $250,000; provided, however, Advances may be in amounts not less than $100,000; (vii) the date of the Advance shall be within 180 days of the date of this Lease Agreement; (viii) Lessor shall have approved the purchase of the proposed Equipment in Lessor's sole discretion; (ix) no more than 15% of the Equipment Cost shall constitute Soft Equipment (x) the funding period for Advances shall not extend beyond July 31, 2003; and (xi) Lessee shall provide to Lessor evidence satisfactory to Lessor that Lessee's $10,000,000 Series E-l equity financing is fully subscribed and funded.

4.   Rent, Taxes and Late Payments:

     (a) Rent. Daily Rent shall be due on all Advances made by Lessor pursuant to any Acceptance Certificate and shall accrue from the Advance Date of any item of Equipment at the Daily Rent set forth in the applicable Acceptance Certificate multiplied by the number of days from (and including) the Advance Date (but not including) the Commencement Date and shall be due and payable on the first day of each month until the Commencement Date. The Basic Rent payable hereunder during the Basic Term is as set forth in the Equipment Schedule. Lessor and Lessee agree that the Basic Rent described in the Equipment Schedule has a corresponding yield relationship to the U.S. Treasury obligation and with the closest equivalent maturity as the applicable Lease Basic Term as reported in The Wall Street Journal on the date of, and quoted in, Lessor's Proposal Letter, and consequently, the Basic Rent, Lease Rate Factor, and Stipulated Loss Values (and Renewal Rent, if applicable may be adjusted upward (and then fixed for the Lease Term) by the Lessor on the date of preparation of the Equipment Schedule, or alternatively, on the funding date by a Notification of Rent Adjustment amendment prepared thereafter, to reflect a change on such date in the reported yield of the U.S. Treasury obligation, with the equivalent term of the U.S. Treasury obligation quoted in the Proposal Letter (or the closest term to such original U.S. Treasury obligation in the event an identical term issue is not reported, and in the event that two or more comparison Treasury obligations are quoted with identical maturities, then with the "Asked" price which is closest to par) in order to preserve Lessor's anticipated corresponding yield relationship. Except as may otherwise be provided in any Equipment Schedule, Basic Rent shall begin to accrue on the Commencement Date and shall be due and payable by Lessee on the first day of each period (advance) or the last day (arrears) of each period, as set forth in the applicable Equipment Schedule. In addition to the Basic Rent and Daily Rent, Lessee shall pay Renewal Rent, if any, due as indicated in this Lease Agreement, or on any Equipment Schedule, or any Rider hereto or thereto. All Rent due by Lessee hereunder is an absolute and unconditional obligation of Lessee which may not be abated or offset for any reason whatsoever as provided in Section 10 hereof.

     (b) Taxes. In addition to the Rent set forth herein or in any Equipment Schedule, Lessee shall pay to Lessor an amount equal to all taxes, fees, expenses or charges paid, payable or required to be collected by Lessor, however designated and whenever assessed, which are levied or based on the Rent, on the Lease, on the Equipment Cost, or on the Equipment or on its purchase for lease hereunder, or on its possession, storage, use, lease, operation, control, delivery or value, including as a result of a sale-leaseback, or from the Lease Term expiration, or earlier termination, or from the exercise of any early termination, purchase, or renewal option granted in the Lease or otherwise, or from any conveyance of title to Lessee or Lessee's designee; including, without limitation, state and local sales, use, privilege of doing business or excise taxes, taxes based on gross revenue or receipts, any penalties or interest in connection therewith or taxes or amounts in lieu thereof paid or payable by Lessor in respect of the foregoing, but excluding solely taxes based on Lessor's net income. Personal property taxes assessed on the Equipment during the term hereof shall be the sole responsibility of, and shall be paid on demand by, Lessee. Lessee agrees to file, on behalf of Lessor, all required property tax returns and reports concerning the Equipment with all appropriate governmental agencies, and, at Lessor's request, within not more than thirty (30) days after Lessor's written request to send Lessor confirmation of such filing. Alternatively, Lessor may file such property tax returns on behalf of Lessee for a nominal service charge.

     (c) Late Payments. Interest on any past due Rent and other payments due and payable shall accrue at the rate of 1-1/2% per month from the Rent or other payment due date, or if such rate shall exceed the maximum rate allowed by law, then at such maximum rate, and shall be payable on demand. Charges for taxes, penalties and interest shall be promptly paid by Lessee.

5.   Installation, Use and Quiet Possession of Equipment:

     (a) Lessee, shall at all times maintain the Equipment in accordance with the manufacturer's specifications and in accordance with prudent industry standards

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and in accordance with this Lease, specifying maintenance, and return conditions for the Equipment. Lessee shall use the Equipment solely for business purposes, in compliance with the covenants and conditions of all insurance policies required to be maintained by Lessee pursuant to the Lease. Lessee shall, at all times, during the Lease Term or any Renewal Term, assure that the Equipment is maintained in operation and service in its original intended use.

     (b) Any equipment, supplies spare or replacement parts or other items not specified in the Equipment Schedule which are used on or in connection with the Equipment must meet the specifications of the manufacturer and shall be acquired by Lessee at its own expense. The Lessee shall at all times use the Equipment in compliance with all laws and regulations of all federal, state, local and foreign authorities having jurisdiction thereof.

     (c) Lessee will at all times keep the Equipment in its sole possession and control. The Equipment shall not be moved from the location stated in the applicable Equipment Schedule without the prior written consent of Lessor (said consent not to be unreasonably withheld). The Equipment shall not be located outside the continental United States of America.

     (d) After prior notice to Lessor, Lessee may, at its own expense, make alterations in or add attachments to the Equipment, provided such alterations or attachments do not interfere with the normal and satisfactory operation or maintenance of the Equipment or with Lessee's ability to obtain and maintain the maintenance contract required by Section 5(g) hereof. The manufacturer or other organization selected by Lessee to maintain the Equipment ("Maintenance Organization") may incorporate engineering changes or make temporary alterations to the Equipment upon request of Lessee. Until such time as Lessee purchases the Equipment at the end of the Lease Term, all such alterations and attachments, (including but not limited to any additional switch ports that are added or attached to the Equipment) that are not readily removable without causing material damage to or impairing the original value or utility of the Equipment, shall be and become the property of Lessor. At the option of Lessee, readily removable alterations and attachments may be removed by Lessee and the Equipment restored, at Lessee's expense, to its original condition as of the Acceptance Date thereof, reasonable wear and tear only excepted, and upon the removal and restoration, the alteration and/or attachment which was made by Lessee shall become the property of Lessee.

     (e) So long as there shall not exist an Event of Default, or any condition, event, or act which with notice or lapse of time would become an Event of Default, Lessor or any Assignee shall not interfere with Lessee's use or possession of the Equipment during the Basic Term.

     (f) Lessee shall, during the term of this Lease, at its expense, keep the Equipment in excellent operating order and condition, reasonable wear and tear excepted, and shall make all necessary adjustments, repairs and replacements, and Lessee shall not use or permit the Equipment to be used in any manner or for any purpose for which, in the opinion of the manufacturer, the Equipment is not designed or reasonably suitable. Lessee will at all times operate, use, and maintain the Equipment as represented by Lessee in its request for proposal and/or quotes or as otherwise represented herein or in any other instrument or document prepared by Lessee or its agents. In no event shall Lessee operate, use or maintain the Equipment less favorably than Lessee would or should operate, use or maintain its own equipment.

     (g) Lessee shall, during the term of this Lease, at its own expense, enter into and maintain in force a contract with the manufacturer or the Maintenance Organization covering at least prime shift maintenance of each item of Equipment. Such contract shall commence upon expiration of the manufacturer's warranty period, if any, relating to such item. Lessee shall furnish Lessor with a copy of such contract(s).

     (h) Upon an Event of Default, at Lessor's demand, pursuant to Section 9(b)(ii) hereof, Lessee shall, at its expense, deliver the Equipment and all of the service records and all software which is part of the operating system of the Equipment and software documentation subject thereto to Lessor at the location designated by Lessor in the same operating order, repair, condition and appearance as on the Acceptance Date, reasonable wear and tear only excepted, with all engineering and safety changes prescribed by the manufacturer or Lessee's Maintenance Organization incorporated therein. At the time of return, the Equipment must be able to perform the function that it was originally intended to perform without additional maintenance. If any computer software requires relicensing when removed from Lessee's premises, Lessee shall negotiate on behalf of Lessor a license to use the Equipment and shall bear all costs of such relicensing. Lessee shall, provide such termination, arrange and pay for any repairs and changes as are necessary for the Equipment to satisfy the return condition stated herein and for the manufacturer or Maintenance Organization to accept the Equipment under contract maintenance at its then standard rates.

6.   Leasehold Rights and Inspection:

     (a) The Equipment shall remain personal property regardless of the manner in which it may be installed or attached. Lessee shall, at Lessor's request, affix to the Equipment, tags, decals or plates furnished by Lessor, indicating Lessor's ownership and Lessee shall not permit their removal or concealment.

     (b) Lessee shall keep the Equipment free and clear of all liens and encumbrances except liens or encumbrances arising through the actions or omissions of Lessor which are not otherwise the obligation of Lessee to clear or satisfy hereunder. LESSEE SHALL NOT SELL, CONVEY, TRANSFER, PART WITH POSSESSION OF, OR ASSIGN OR OTHERWISE ENCUMBER THIS LEASE OR ANY OF ITS RIGHTS HEREUNDER OR SUBLEASE THE EQUIPMENT, OR SUFFER A CHANGE IN CONTROL, INCLUDING A CHANGE IN MAJORITY INTEREST OR CONTROL OF ITS OWNERSHIP IN ANY ONE TRANSACTION OR SERIES OF RELATED TRANSACTIONS, OR BECOME THE SUBJECT MATTER OF, OR ENTER INTO ANY MERGER OR ACQUISITION TRANSACTION WITH ANY OTHER ENTITY WHICH RESULTS IN SUCH OTHER ENTITY OBTAINING OWNERSHIP OR CONTROL OF OVER FIFTY PERCENT (50%) OF THE EQUITY OF THE LESSEE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (SAID CONSENT NOT TO BE UNREASONABLY WITHHELD, provided, however. (A) Lessee may sublease the Equipment in the ordinary course of its business upon the prior written consent of Lessor which consent to sublease will be granted if: (i) the sublease is expressly subject and subordinate to the terms of the applicable Lease, (ii) Lessee assigns its rights in the sublease to Lessor as additional collateral and security using documentation acceptable to Lessor, (iii) Lessor in its sole discretion determines that it is satisfied with the creditworthiness of sublessee, (iv) Lessor, in its sole discretion, determines it is satisfied with the sublessee's satisfaction of the maintenance, insurance, and return obligations of the Equipment pursuant to the Lease, (v) Lessee executes sublease documents acceptable to Lessor, and (vi) prior to placement of the Equipment in such proposed new location, Lessee obtains third party waiver agreements allowing Lessor to exercise its rights under this Lease with respect to the Equipment, in form reasonably acceptable to Lessor, from any holders of interests in the real property on which the Equipment is located; and (B) In the event Lessor declines to consent to any Change of Control of Lessee, Lessee shall prepay the Lease in full by paying to Lessor the Stipulated Loss Value as of the Rent payment date immediately preceding the consummation of the Change in Control.. No permitted assignment or sublease shall relieve Lessee of any of its obligations hereunder.

     (c) Lessor or its agents shall have free access to the Equipment upon forty-eight (48) hours advance notice and any and all records thereto at all reasonable times for the purpose of inspection and for any other purpose contemplated in this Lease. Such inspections shall be at Lessor's cost and expense, except that whenever an Event of Default or any condition, event, or act which with notice or lapse of time would become an Event of Default exists, the reasonable inspection costs and expenses shall be borne by Lessee.

     (d) Lessee shall immediately notify Lessor of all material details concerning any material damage to, or loss of, the Equipment arising out of any event or occurrence whatsoever, including but not limited to, the alleged or apparent improper manufacture, functioning or operation of the Equipment.

7.   No Warranties By Lessor:

     Lessee warrants that, at the Acceptance Date thereof, it shall have (a) thoroughly inspected the Equipment; (b) determined for itself that all items of Equipment are of a size, design, capacity and manufacture specified in the purchase order to the supplier or manufacturer; and (c) satisfied itself that the Equipment is suitable for Lessee's purposes based on its acceptance testing. LESSOR IS FINANCING THE EQUIPMENT FOR LESSEE "AS IS", "WHERE IS" AND NOT BEING THE MANUFACTURER OF THE EQUIPMENT, THE MANUFACTURER'S AGENT OR THE SELLER'S AGENT, MAKES NO WARRANTY OR REPRESENTATION WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, AS TO THE EQUIPMENT'S MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN, CONDITION, QUALITY, CAPACITY, MATERIAL OR WORKMANSHIP OR AS TO PATENT INFRINGEMENT

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OR THE LIKE, it being agreed that all such risks, between Lessor and Lessee, are to be borne by Lessee. Lessee agrees to look solely to the manufacturer or to suppliers of the Equipment for any and all warranty claims and any and all warranties made by the manufacturer or the supplier of Lessor are, to the extent to which the same may be assignable, hereby assigned to Lessee for the term of the applicable Equipment Schedule. Lessee agrees that Lessor shall not be responsible for the delivery, installation, maintenance, operation or service of the Equipment or for delay or inadequacy of any or all of the foregoing. Lessor shall not be responsible for any direct or consequential loss or damage resulting from the installation, operation or use of the Equipment or otherwise. Lessee will defend, indemnify and hold Lessor harmless against any and all suits, judgments, claims, demands and liabilities of any kind and nature including without limitation claims relating to environmental discharge, cleanup or compliance, and claims arising out of or in connection with the design, manufacture, possession or operation of the Equipment, including environmental, product, or strict liability) and all costs and expenses whatsoever to the extent they may be incurred or suffered by Lessor or Assignee in connection herewith (including, without limitation, reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Equipment, damage to or loss or property (including without limitation consequential or special damages to third parties or damages to Lessee's property), or bodily injury to or death of any person (including, without limitation, any agent or employee of Lessee). Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Lease. The provisions of this Section 7 are in addition to, and not in limitation of, the provisions of Section 12.

8.   Risk of Loss on Lessee:

     (a) Beginning on the Acceptance Date thereof and continuing until the Equipment is returned to Lessor as provided in this Lease, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment, howsoever caused (including without limitation, accident, theft, misplacement, condemnation, seizure, forfeiture and abandonment) ("Event of Loss"). During the term of this Lease as to any Equipment Schedule, Lessee shall, at its own expense, keep in effect all risk and public liability insurance policies covering the Equipment designated in each Equipment Schedule. Lessee confirms that it carries and will throughout the term of this Lease continue to carry at least $3,000,000 in public liability insurance. Lessor shall not require additional public liability insurance so long as Lessee continues to carry public liability insurance in such amount. The all risk insurance policy shall be for an amount not less than the Stipulated Loss Value. Lessor, its successors and assigns and/or such other party as may be designated by any thereof to Lessee, in writing, shall be named as additional insured and/or loss payees on such policies, which shall be written by an insurance company of recognized responsibility which is reasonably acceptable to Lessor. Evidence of such insurance coverage shall be furnished to Lessor no later than the Acceptance Date set forth in the Equipment Schedule(s) and, from time to time, thereafter as Lessor may reasonably request. Such policies shall provide that no less than thirty (30) days written notice shall be given Lessor and any other party named as loss payee prior to cancellation of such policies for any reason. If the Lessee fails to provide evidence of such insurance or to deliver evidence of renewal of each such policy then Lessee agrees to pay Lessor a non-compliance fee equal to .5% of the Equipment Cost for all Equipment covered under this Lease each month until such evidence is provided to Lessor. Lessee hereby irrevocably appoints Lessor or any other party named as loss payee as Lessee's attorney-in-fact coupled with an interest, so long as a default or Event of Default hereunder exists and is continuing to negotiate and make claim for, receive payment of, and execute any and all documents that may be required to be provided to the insurance carrier in substantiation of any such claim for loss or damage under said insurance policies, and to endorse Lessee's name to any and all drafts or checks in payment of the loss proceeds.

     (b) If any item of Equipment is damaged or suffers an Event of Loss, Lessee shall give to Lessor immediate notice thereof and this Lease shall continue in full force and effect without any abatement of Rent. Lessor shall determine, within ten (10) days after the date of notification of the occurrence of such damage or Event of Loss, whether such item of Equipment can be repaired. In the event Lessor determines that such item of Equipment can be repaired, Lessee shall cause such item of Equipment to be promptly repaired. In the event Lessor determines that the item of Equipment cannot be repaired, Lessee shall at Lessor's election, either: (i) promptly replace such item of Equipment and convey title to such replacement to Lessor free and clear of all liens and encumbrances, and this Lease shall continue in full force and effect as though such damage or destruction had not occurred; or (ii) pay to Lessor an amount equal to the Stipulated Loss Value for the item of Equipment for the Rent due date immediately preceding the Event of Loss and this Lease will terminate as to the item of Equipment suffering the Event of Loss and the Rent under the applicable Equipment Schedule shall be reduced thereafter pro rata by the reduction of the original Equipment Cost of the item of Equipment suffering the Event of Loss. In the event option (ii) above is selected by Lessee, and Lessee shall have paid to Lessor the Stipulated Loss Value, then Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment on an "as-is", "where-is" basis without recourse or warranty whatsoever. All proceeds of insurance received by Lessor, the designated loss payee, or Lessee under the policy referred to in the preceding paragraph of this Section shall be applied toward the cost of any such repair or replacement so long as Lessee shall not be in default of its obligations hereunder.

9.   Events of Default and Remedies:

     (a) Events of Default. The occurrence of any one of the following shall constitute an Event of Default hereunder:

          (i) Lessee fails to pay an installment of Rent or other payment when due and such nonpayment shall continue for five (5) business days after Lessee's receipt of written notice of non-payment from Lessor.

          (ii) Lessee attempts to remove, sell, transfer, encumber, sublet or part with possession of the Equipment or any items thereof, except as expressly permitted herein.

          (iii) Lessee breaches or shall have breached any material representation or warranty made or given by Lessee in this Lease or in any other document furnished to Lessor in connection herewith (provided that any breach of a representation or warranty that has a bearing on the Lessor's credit, economics, residual, title or collateral security considerations under this Lease shall be deemed to be material), or any such representation or warranty shall be untrue or, by reason of failure to state a material fact or otherwise, shall be misleading or any of the statements or other documents or information submitted at any time heretofore or hereafter by Lessee to Lessor shall be untrue or, by reason of failure to state a material fact or otherwise, shall be misleading.

          (iv) Lessee shall fail to observe or perform any of the other obligations required to be observed or performed by Lessee hereunder and such failure shall continue uncured for thirty (30) days after written notice thereof to Lessee by Lessor or the then Assignee hereof.

          (v) Lessee fails to maintain at all times an EBITDA of not less than One Dollar ($1.00), to be tested on a monthly and quarterly basis, provided, however, Lessee may suffer one (1) monthly EBITDA loss per quarter, provided such loss does not exceed Two Hundred Thousand Dollars ($200,000).

          (vi) Lessee shall suffer or have suffered, in the reasonable judgment of Lessor, a material adverse change in its financial condition since either the date of the Proposal Letter or the date of the Lessee Reports submitted by Lessee to Lessor, and as a result thereof Lessor in good faith deems itself to be insecure.

          (vii) Lessee shall be in material breach of or in default under any lease, loan, or other agreement or obligation at any time executed with Lessor.

          (viii) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of the petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation.

          (ix) Within thirty (30) days after commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within thirty
(30) days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated.

          (x) Lessee becomes the subject matter of, or enters into any merger or acquisition transaction with any other entity which results in a Change in Control, without the prior written consent of Lessor, which shall not be unreasonably withheld.

          (xi) Lessee fails to obtain the consent of the Holders of its Preferred Stock as required under Section 1.12 of that certain Fourth Amended and Restated Investors' Rights Agreement ("IRA") to the granting of registration rights pursuant to the terms and conditions of the IRA and a Joinder Agreement entered into between Lessor and Lessee within sixty (60) days after the date of the first Advance under this Master Lease.

          Any Event of Default shall be deemed material and a substantial impairment of Lessor's interests for the purpose of this Lease, the UCC, and any other applicable law.

     (b) Remedies. Upon the occurrence of an Event of Default, Lessor may at its option do any of the following: (i) by notice to Lessee terminate this Lease as to any or all Equipment Schedules; (ii) whether or not this Lease is terminated as to any or all Equipment Schedules, take possession of any or all of the Equipment listed on any or all Equipment Schedules, wherever situated, and for such purpose, enter upon any premises without liability for so doing or Lessor may cause Lessee and Lessee hereby agrees, to return said Equipment to Lessor as provided in this Lease; (iii) recover from Lessee, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Stipulated Loss Value of all Equipment calculated as of the Rent payment date preceding the date that the event which resulted in the Event of Default occurred, which payment shall become immediately due and payable; and (iv) sell, dispose of, hold, use or lease any Equipment as Lessor in its sole discretion may determine. Lessor reserves the right, in its sole and absolute discretion, to control the timing and negotiate the terms of any releasing or re-sale of any or all of the Equipment at a public auction or in a private sale, at such time, on such terms and with such notice as Lessor shall in its sole and absolute discretion deem commercially reasonable.

     (c) Mitigation. In the event that Lessee shall have paid to Lessor or its Assignee, (as hereinafter defined), the liquidated damages referred to in
Section 9(b)(iii) above, and Lessee shall have previously returned the Equipment to Lessor in accordance with Section 9(b)(ii) above, then Lessor or its Assignee shall pay to Lessee, promptly after receipt thereof, all sale or rental proceeds received from any sale or re-letting of the Equipment during the balance of the Basic Term (after deduction of all unreimbursed damages, costs and expenses incurred by Lessor as a result of the Event of Default; or other sums due Lessor by Lessee under the Lease) said amount never to exceed the amount of the liquidated damages paid by Lessee, Lessor shall use commercially reasonable efforts to sell, re-lease or otherwise use or dispose of the Equipment in mitigation of damages to the extent required by law (however, Lessor shall not be obligated to give preference to the sale, lease or other disposition of the Equipment over the sale, lease or other disposition of similar equipment owned or leased by Lessor).

     (d) Other Damages. Notwithstanding the exercise by Lessor or its Assignee of any of the remedies found in Section 9(b) above, Lessee shall, in any event remain fully liable for reasonable damages as provided by law and for all reasonable costs of collection and reasonable expenses incurred by Lessor or its Assignee on account of such Event of Default including but not limited to all reasonable expenses of selling or leasing the Equipment (including reasonable broker's and sales representative's fees and commissions), cleaning and repainting, storage costs, repossession costs, court costs and reasonable attorney's fees. Lessee hereby agrees that, in any event, it will be liable for any deficiency after any lease or other disposition of the Equipment. The rights afforded Lessor hereunder shall not be deemed to be exclusive, but may be exercised concurrently and shall be in addition to any other rights or remedies provided to creditors or lessors under the UCC or otherwise by law or equity.

10.  Net Lease:

     It is understood and agreed that this is a net lease, and that, as between Lessor and Lessee, Lessee shall be responsible for all costs and expenses of every nature whatsoever arising out of or in connection with or related to this Lease or the Equipment, or its possession, ownership, or use (including, but not limited to, taxes, insurance, maintenance, transportation in and out, rigging, drayage, packing, installation and disconnect charges). Lessee's obligations hereunder (including its obligation to pay Rent when and as due without notice or demand, or any other sum due hereunder upon demand) are absolute and unconditional, and (i) may not be terminated, rescinded or revoked for any reason whatsoever, except pursuant to the express provisions hereof, and (ii) shall not be subject to any abatement, reduction, recoupment, defense, offset or counterclaim available to Lessee for any reason whatsoever including operation of law, defect in the Equipment failure of Lessor or any Assignee to perform any of its obligations hereunder or for any other cause or reason whatsoever, whether similar or dissimilar to the foregoing. Lessee hereby waives any and all defenses or claims Lessee may assert against Lessor or any Assignee, whether now or in the future, and which would prevent Lessee from performing its obligations hereunder, including, without limitation, defect in the Equipment, interference with the Lessee's use, operation or possession of the Equipment, failure of the Lessor or of any Assignee to perform any of its obligations hereunder, the liability or indebtedness of Lessor or any Assignee to Lessee or any other person, or the bankruptcy, insolvency or default of the Lessor or any Assignee. In the event this Lease is terminated prior to its expiration by agreement or otherwise between Lessor or Lessee or for any other reason whatsoever, including, without limitation, early termination, casualty loss, or default, then Lessee shall be responsible and agrees to pay any and all reasonable costs and expenses and/or liabilities of Lessor as a result thereof, including taxes and any pre-payment penalties, fees or charges assessed by any Assignee against Lessor or Lessee. Lessee hereby agrees that in the event that Lessee fails to pay or perform any obligation under this Lease, Lessor may, at its option, pay or perform said obligation and any payment made or expense incurred by Lessor in connection therewith shall become additional Rent which shall be due and payable by Lessee upon demand.

11.  Assignment:

     (a) Lessee agrees that Lessor may transfer or assign all or any part of Lessor's right, title and interest in, under or to the Equipment and this Lease and any or all sums due or to become due pursuant to any of the above, to any third party (the "Assignee") for any reason and the Assignee may so reassign and transfer. Lessee agrees that upon receipt of written notice from Lessor or Assignee of such assignment, Lessee shall perform all of its obligations hereunder for the benefit of Assignee and any successor assignee and, if so directed, shall pay all sums due or to become due hereunder directly to the Assignee or to any other party designated by the Assignee. Lessee hereby covenants, represents and warrants as follows, and agrees that the Assignee and any successor assignee shall be entitled to rely on and shall be considered a third party beneficiary of the following covenants, representations and warranties: (i) Lessee's obligations hereunder are absolute and unconditional;
(ii) may not be terminated, rescinded or revoked for any reason whatsoever, except pursuant to the express provisions hereof; (iii) shall not be subject to any abatement, reduction, recoupment, defense, offset or counterclaim available to Lessee for any reason whatsoever including operation of law, defect in the Equipment, failure of Lessor or Assignee to perform any of its obligations hereunder or for any other cause or reason whatsoever, whether similar or dissimilar to the foregoing; (iv) unless otherwise provided in the Notice and Acknowledgment of Assignment, Lessee shall not look to Assignee or any successor assignee to perform any of Lessor's obligations hereunder; (v) Lessee will not amend or modify the Lease without the prior written consent of the Assignee; and
(vi) Lessee will send a copy to Assignee and any successor assignee of each notice which Lessee sends to Lessor.

     (b) Upon receipt of notice of any such assignment, Lessee agrees to execute and deliver to Lessor such documentation as Assignee or any successor assignee may reasonably require, including but not limited to a Notice and Acknowledgment of Assignment in the form of Exhibit D hereto which requires Lessee to make certain representations or reaffirmations as to some of the basic terms and covenants contained in this Lease, and (ii) an opinion of counsel for the Lessee. Unless otherwise indicated in the Notice and Acknowledgment of Assignment, Lessor shall not be relieved of any of its obligations hereunder, and the rights of Lessee hereunder shall not be impaired.

12.  Tax Indemnity:

     If as a result of any misrepresentation or any act or failure to act of Lessee occurring or failing to occur on or after the Acceptance Date, Lessor or its Assignee, if any, shall not be entitled for each of its taxable years (or portions thereof) in which the Lease is in effect, to a depreciation deduction with respect to the full cost of the Equipment which is based on a method of accelerated depreciation available under the Modified Accelerated Cost Recovery System provided by Section 168 or any successor provisions of the Internal Revenue Code (a "Tax Loss"), then Lessee agrees to pay Lessor or said Assignee upon demand a sum which, after deduction of all tax required to be paid by Lessor or said Assignee in respect to the receipt thereof, shall be equal, to the additional income taxes paid or payable by Lessor, or said Assignee, as a result of the Tax Loss, together with any interest or penalty which may be assessed in connection with any of the foregoing. Lessee shall not be required to pay Lessor or said Assignee the additional monies pursuant to this paragraph, if the Tax Loss shall result solely because of the occurrence of any of the following events: (i) Lessor or said Assignee shall fail to claim such depreciation deduction in its income tax returns of the appropriate year or shall fail to follow the proper procedure in claiming such depreciation deduction, and such failure to claim or to follow such procedure, as the case may be, shall preclude Lessor or said Assignee from claiming such depreciation deduction: (ii) Lessor or said Assignee shall fail to have sufficient income to benefit from the depreciation deduction; (iii) Lessor or said Assignee shall at any time when no Event of Default has occurred and is continuing, without the written consent of Lessee, voluntarily transfer legal title to the Equipment, or any portion thereof to another, and such transfer by Lessor or said Assignee shall be the direct cause of such Tax Loss; or (iv) a change in Section 168 of the Internal Revenue Code occurring after the Commencement Date hereof.

13.  Representations and Warranties of Lessee:

     The Lessee represents and warrants to the Lessor that the following are true and correct on the date the Lessee executes any Lease:

          (i) The Lessee is duly formed and validly existing under the laws of the State of its organization, and has the full power and authority and legal right to carry on its business as is now conducted, and is duly qualified to do business in the jurisdictions where the Equipment is or will be operated.

          (ii) The Lease has been duly authorized, executed and delivered by the Lessee, and, constitutes the valid, legal and binding agreement of the Lessee, enforceable against the Lessee in accordance with its terms.

          (iii) The execution and delivery by the Lessee of the Lease and the Lessee's compliance with all of the provisions of the Lease are within the powers of the Lessee, and will not, to the best of Lessee's knowledge, conflict with or result in a breach of any presently existing law or governmental rule, regulation order, writ, injunction or decree.

          (iv) No authorization or approval from, consent of, or filing, registration or qualification with, any state, federal or local governmental or public body or authority, except as has been obtained or made, is necessary for the execution or delivery by the Lessee of the Lease, or the validity of the Lease or the operation and leasing of the Equipment by the Lessee.

          (v) The Lessee, has not directly or indirectly offered, sold, encumbered or transferred any interest in the Equipment or solicited offers to buy, encumber or transfer any such interest from, anyone other than the Lessor. The Vendor of the Equipment is not affiliated with the Lessee and, to the best of Lessee's knowledge, Lessor has received the benefit of any and all discounts or rebates thereto, and Lessee has not received directly any such rebates, discounts, kickbacks or reimbursements.

          (vi) Lessor's title to each item and Equipment will be free of all claims, liens and encumbrances arising by, through or under the Lessee other than pursuant to the terms of this Lease.

          (vii) The Lessee is not in violation of any order of any court, arbitrator or governmental body material laws, ordinances or governmental rules or regulations (domestic or foreign) to which it is subject, or with respect to any material loan agreement, debt instrument or contract with a supplier or customer of Lessee and has not failed to obtain or apply for any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business.

          (viii) There are no suits or proceedings pending or, to the knowledge of the Lessee, threatened in any court or before any regulatory commission, board or other governmental administrative agency against or affecting the Lessee which if determined adversely to Lessee would materially adversely affect Lessee's business as presently conducted or its ability to perform its obligations hereunder.

          (ix) Neither the Lease, nor any written statement furnished to the Lessor by the Lessee hereby, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.

          (x) All applications, financial statements and Lessee Reports, and all information hereafter furnished by Lessee and Guarantor to Lessor will be, true and correct in all material respects as of the date submitted;

          (xi) As of the date hereof, the date of any Equipment Schedule and of any Acceptance Date, there has been no material adverse change in any matter stated in such Lessee Reports, which have been submitted, by Lessee and/or any Guarantor to Lessor.

          (xii) Neither Lessee nor any Guarantor has omitted to state any material fact which would make any of the foregoing false or misleading in light of the circumstances under which made.

          (xiii) The Lessee's principal place of business, chief executive office, and state of incorporation (as such terms are used in the UCC) are indicated in the heading hereof.

          (xiv) Since the date of the Proposal Letter issued by Lessor in connection with this transaction, and as of the date of Lessee's latest Lessee Reports, which have been previously submitted by Lessee to Lessor, there has not been any material adverse change in the contemplated business, operations, properties or financial condition of the Lessee.

          (xv) The Lessee will use the Equipment in accordance with its original request for quote or proposal, or any other written or oral representations made concerning the usage of the Equipment. The depreciable life of the Equipment using MACRS is as indicated on the Equipment Schedule. The Equipment will be used "predominately" in the United States as such term is used in the Internal Revenue Code.

          (xvi) The Equipment shall at all times remain the property of Lessor. Lessee will at all times protect and defend at its own cost and expense, the ownership of Lessor against all claims, liens and legal processes of creditors of Lessee and other persons claiming by, through or under Lessee, and keep the Equipment free and clear from all such claims, liens and processes except as otherwise set forth herein. The Equipment is and shall remain personal property, and not part of any real estate and Lessee shall obtain from all applicable real property interest holders appropriate consents, waivers, and releases.

14.  End-of-Lease Options:

          Lessee's End-of-Lease position with respect to any Lease is as set forth on the applicable Lease Schedule.

15.  Miscellaneous:

     (a) Stock Warrant. Lessee agrees that it will issue to Lessor upon execution of this Lease Agreement a five percent (5%) warrant for the purchase of Lessee's stock (the "Warrant"), in the form of the Warrant Agreement attached hereto as Exhibit H. Lessor has determined that the value of the Warrant hereunder would be $77,835 using the Black-Scholes model.

     (b) Choice of Law. No consent or approval provided for herein shall be binding upon Lessor unless signed on its behalf by an officer of Lessor. This Lease Agreement and each Lease shall be deemed to have been made in the State of California and shall be governed in all respects by the laws of such State. Lessor and Lessee hereby submit themselves to the jurisdiction of the State and Federal courts in San Francisco, California for any matter or controversy arising from any Lease. In the event any provision of this Lease is enforced in a court of law, or any other judicial or administrative setting, then the party succeeding in such matter or controversy shall also be awarded all of its attorney's fees and court costs and other expenses incurred in the pursuit or defense of such matter or controversy (including, without limitation, the defense of any counter-claims forwarded by the losing party).

     (c) Entire Agreement. This Lease constitutes the entire agreement between Lessee and Lessor with respect to the Equipment, supersedes all prior oral or written agreements and understandings, and no covenant, condition or other term or provision hereof may be waived or modified orally.

     (d) Notices. All notices hereunder shall be in writing, and any such notice shall become effective (i) the following day upon delivery thereof to an overnight mail or courier service, (ii) in the case of notice by first class United States mail, three days after being so deposited in the United States mail, or (iii) in the case of notice by facsimile transmission, immediately upon transmission, in each case addressed to the following party at its respective address set forth below or at such other address as such parry may from time to time designate by written notice to the other party to the address indicated in the heading of this Lease Agreement.

     (e) Successors and Assigns. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and assigns (including any subsequent assignee of Assignee).

     (f) Unenforceability. If any term or provision of this Lease or the application thereof to any person is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such provision to the person other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law, provided however, that to the extent that the provisions of any such applicable law can be waived, they are hereby waived by the Lessee.

     (g) Waivers and Consents. No waiver, approval, or consent of any of the terms and conditions hereof shall be effective unless in writing and signed by the party against whom such waiver, approval, or consent is sought to be enforced. Any waiver, approval or consent granted by the Lessor are only effective if signed by an authorized officer of the Lessor. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     (h) Further Assurances. Lessee agrees to execute any and all other documents, instruments and agreements, reasonably requested by the Lessor in furtherance of the intent of the parties herein. Lessor is hereby authorized by Lessee to cause this Lease or other instruments, including Uniform Commercial Code Financing Statements, to be filed or recorded for the purpose of showing Lessor's interest in the Equipment and Lessee agrees that Lessor may execute such instruments for and on behalf of Lessee. Lessee shall pay Lessor for any costs or fees relating to any filings hereunder including, but not limited to actual out of pocket costs, fees, searches, documentation preparation, documentary stamps, privilege taxes and reasonable attorneys' fees.

     (i) Conflict. In the event of any conflict between the terms and conditions of this Lease Agreement and the terms and conditions of any Equipment Schedule or Rider hereto, the terms and conditions of such Equipment Schedule or Rider shall prevail.

     (j) Financial Statements. During the term of this Lease, Lessee hereby agrees to deliver to Lessor or Assignee and any successor assignee a copy of Lessee's and Guarantor's (i) annual audited financial statements within one-hundred and twenty (120) days after the end of its fiscal year; (ii) quarterly unaudited financial statement within sixty (60) days after the end of its fiscal quarter; and (iii) at the request of Lessor, monthly unaudited financial statement within forty-five (45) days after the end of each month or at such other times as Lessor may reasonably request. So long as there are amounts due Lessor under this Lease, Lessee shall supply Lessor with such other financial and operating performance data as is provided to its outside investors or commercial lenders and, if applicable, required to be provided to shareholders by the Security and Exchange Commission, and Lessee shall immediately notify Lessor of any material adverse change in its financial condition or business prospects.

     (k) Survival. Any obligation required to be performed by Lessee under this Lease, which by their nature, or expressly survive the termination of this Lease (including, without limitation, the obligations identified in Sections 4, 5, 6, 7, 8, 9, 10, and 12), shall survive the expiration or other termination of this Lease for the period prescribed by applicable law.

16.  Finance Lease Status; Security Interest:

     Lessor and Lessee agree that if Article 2A - Leases of the UCC governs the terms of this Lease, then this Lease will be deemed a "finance lease". By executing this Lease, Lessee acknowledges that Lessor has advised Lessee: (i) of the identity of the Vendor; that Lessee may have rights under the "supply contract" as defined in the UCC, pursuant to which Lessor is purchasing the Equipment; and (iii) that Lessee may contact the Vendor for a description of any such rights. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY THE CODE INCLUDING SECTIONS 2A - 508 THROUGH 522 THEREOF.

TO THE EXTENT THAT THIS LEASE IS CONSTRUED TO BE A LEASE INTENDED AS SECURITY, LESSEE HEREBY GRANTS TO LESSOR A SECURITY INTEREST IN THE EQUIPMENT AND HEREBY AGREES TO FILE ANY AND ALL UCC FINANCING STATEMENTS REQUIRED IN ACCORDANCE WITH
SECTION 15(H) HEREOF.

                  (Remainder of page intentionally left blank)

NO INTEREST IN THE RENT DUE OR THE RIGHTS OF THE LESSOR UNDER ANY LEASE OF EQUIPMENT CAN BE TRANSFERRED BY THE DELIVERY OF POSSESSION OF ANY COUNTERPART OF THIS MATTER LEASE. SUCH AN INTEREST CAN BE TRANSFERRED ONLY BY DELIVERY OF POSSESION OF THE ORIGINAL SIGNED COUNTERPART NO. 1 OF AN EQUIPMENT SCHEDULE EXECUTED PURSUANT HERETO.

LESSOR:                                 LESSEE:

ATEL VENTURES, INC.                     ARBINET-THEXCHANGE, INC.


By:  /s/ Dean Cash                      By: /s/ Peter P. Sach
    --------------------------------       ------------------------------------
Name: Dean Cash                         Name: Peter P. Sach
Title: President                        Title: CAO & Treasurer

Attachments:
     Exhibit A - Form of Equipment Schedule
     Exhibit B - Form of Acceptance Certificate
     Exhibit C - Form of Purchase Agreement Assignment
     Exhibit D - Form of Corporate Resolution and Incumbency Certificate Exhibit E - Form of Opinion of Lessee's Counsel
     Exhibit F - Form of Evidence of Insurance
     Exhibit G - Form of Notice and Acknowledgement of Assignment
     Exhibit H - Form of Warrant Agreement

                                  Exhibit A to
 Master Lease Agreement No. ARBIX dated as of June 5, 2003, by and between ATEL
        VENTURES, INC. ("Lessor") and ARBINET-THEXCHAGNE, INC. ("Lessee")




                         Invoice    Invoice                                       Serial
        Vendor              No.       Date        Equipment Description     Qty    No(s)     Total Cost     Sales Tax
----------------------------------------------------------------------------------------------------------------------
Strategic Technologies    44888    30-Apr-03   9900V Storage Array System    1             $1,035,498.79   ($44,549.95)
                                                                                           -------------   -----------
                                                      GRAND TOTALS                         $1,035,498.79   ($44,549.95)
                                                                                           =============   ===========

                           Labor
                          and/or
                         Shipping                                            Funded To   Equipment
                            and                                 Advanced     Lessee or    Schedule
        Vendor           Handling   Soft Cost    Final Cost       Cost         Vendor       No.
--------------------------------------------------------------------------------------------------
Strategic Technologies   ($950.00)    $0.00     $989,998.84   $989,998.84      Vendor        1
                         --------     -----     -----------   -----------
                         ($950.00)    $0.00     $989,998.84   $989,998.84
                         ========     =====     ===========   ===========

                         EQUIPMENT COST = $1,035,498.79

Equipment Location:
460 Herndon Parkway, Suite 150, Herndon, VA 20170

Lessor:                                Lessee:
ATEL Ventures, Inc.                    Arbinet-thexchange, Inc.


By:  /s/ Dean Cash                     By: /s/ Peter P. Sach
    -------------------------------       -------------------------------------
Name: Dean Cash                        Name: Peter P. Sach
Title: President                       Title: CAO & Treasurer

Date: 6/5/03                           Date: 5-Jun-03

COUNTERPART NO. 3 OF 3 MANUALLY EXECUTED COUNTERPARTS. ONLY THE MANUALLY EXECUTED COUNTERPART NUMBERED "1" SHALL BE DEEMED "CHATTEL PAPER" AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AND IS SUFFICIENT TO TRANSFER LESSOR'S INTEREST, OR TO GRANT A SECURITY INTEREST HEREIN.

                           EQUIPMENT SCHEDULE NO. 1 to
                 MASTER LEASE AGREEMENT NO. ARBIX (the "Lease")
                    dated as of June 5, 2003, by and between
     ATEL VENTURES, INC. ("Lessor") and ARBINET-THEXCHANGE, INC. ("Lessee")

1.    Equipment Description:      One(1) 9900V Array System (as further
                                  described on the Exhibit A attached hereto)

2.    Equipment Cost:             $1,035,498.79

3.    Equipment Location:         460 Herndon Parkway, Suite 150, Herndon,
                                  VA 20170

4.    Acceptance Date:            The earlier to occur of the following: (i) the
                                  date determined by the manufacturer or
                                  Maintenance Organization to be the date of installation; (ii) the seventh (7th) day following delivery of the Equipment to the location set forth in Paragraph 2 hereof;
                                  (iii) the funding date for the Equipment; or
                                  (iv) the date indicated on the Acceptance
                                  Certificate executed pursuant hereto as the Acceptance Date.

5.    Commencement Date:          The Commencement Date shall be the first day
                                  of the calendar month following the Acceptance
                                  Date of the Equipment, July 1, 2003.

6.    Basic Term:                 Thirty-six (36) months

7.    Basic Rent:                 In Advance, $33,185.67 per month due on the
                                  first day of each month. The first and last
                                  Basic Rental payments shall be due on the Commencement Date, and at Lessor's option, may be deducted from the Equipment Cost.

8.    Lease Rate Factor:          The Basic Rent is conditional upon Lessor
                                  acquiring the Equipment at the Equipment Cost indicated above. Lessor and Lessee agree that the Basic Rent described herein is based on a Lease Rate Factor of 3.2048% which equates to $32.05 for each full $1,000 of Equipment Cost and that the Basic Rent shall be adjusted upwards or downwards by such Lease Rate Factor to the extent by which the actual purchase price paid by Lessor for the Equipment
                                  ("Actual Cost") is greater or lesser than the Equipment Cost indicated above, and thereafter, the Actual Cost shall be the Equipment Cost. Lessor and Lessee further agree that the Basic Rent and Lease Rate
                                  Factor described herein may be adjusted in accordance with the provisions of Section 4(a) of the Lease.

9.    MACRS:                      The Depreciable Life of the Equipment is 3
                                  years.

10.   Riders:                     Rider No. 1 to the Equipment Schedule -
                                  Stipulated Loss Values is incorporated herein by reference.
                                  Rider No. 2 to the Equipment Schedule - Sale
                                  Leaseback Addendum
                                  Rider No. 3 to the Equipment Schedule - Full
                                  Warranty Bill of Sale are incorporated herein by reference.

11.   Lease Agreement:            All of the terms, covenants and conditions set
                                  forth in the Lease are incorporated herein by reference as if the same had been set forth herein in full.

12.   End-Of-Lease Requirement:   At the expiration of the Basic Term of this
                                  Lease, Lessee shall purchase all, but not less than all, of the Equipment covered under this Schedule for the Equipment's fair market value, which the parties agree shall be not more than or less than ten percent (10%) of the original Equipment Cost. Any Equipment purchase election shall be a purchase of the Equipment AS IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title free and clear of any liens arising through Lessor, to the Equipment to Lessee. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

Lessor shall provide a Notification of Schedule Adjustment to Lessee should the Commencement Date or the Basic Rent be adjusted as provided for in Paragraphs 7 or 8 above.

ATEL VENTURES, INC.                      ARBINET-THEXCHANGE, INC.


By: /s/ Dean Cash                        By: /s/ Peter P. Sach
   --------------------------------         -----------------------------------
Name: Dean Cash                          Name: Peter P. Sach
Title: President                         Title: CAO & Treasurer

Date: 6/5/03                             Date: June 5, 2003

                                   RIDER NO. 1
                           TO EQUIPMENT SCHEDULE NO. 1
                          TO MASTER LEASE AGREEMENT NO.
                                      ARBIX
                 dated as of June 5, 2003 (the "Lease") between
      ATEL VENTURES, INC. as Lessor and ARBINET-THEXCHANGE, INC. as Lessee

Stipulated Loss Value: Pursuant to the provision of the second paragraph of
Section 8 of the above referenced Lease, in the event any item or items of Equipment suffers an Event of Loss, as reasonably determined by Lessee, in lieu of replacing such item or items of Equipment, Lessee may pay to Lessor or the then Assignee of the Lease, if any, an amount equal to the Stipulated Loss Value (determined in the manner hereinafter set forth) for each such item of Equipment so destroyed or damaged to the extent not paid by insurance. Upon such payment by Lessee, the above referenced Equipment Schedule shall terminate with respect to the item or items of Equipment so destroyed or damaged.

The Stipulated Loss Value shall be an amount equal to the percentage indicated below of the cost of the item of Equipment so destroyed or damaged for the payment immediately preceding the Event of Loss:

                          Stipulated Loss
Payment                 Value - Percentage
Number                        of Cost
---------------------   ------------------
Prior to Commencement         103.64
1                             101.40
2                              99.13
3                              96.83
4                              94.51
5                              92.15
6                              89.76
7                              87.34
8                              84.89
9                              82.41
10                             79.90
11                             77.36
12                             74.79
13                             72.19
14                             69.56
15                             66.89
16                             64.20
17                             61.47
18                             58.70
19                             55.91
20                             53.08
21                             50.21
22                             47.32
23                             44.40
24                             41.46
25                             38.49
26                             35.48
27                             32.44
28                             29.37
29                             26.27
30                             23.14
31                             19.98
32                             16.78
33                             13.54
34                             10.26
35                             10.12
36 and thereafter              10.00

ARBINET-THEXCHANGE, INC.


By: /s/ Peter P. Sach
   -----------------------------------
Name: Peter P. Sach
Title: CAO & Treasurer

Date: June 5, 2003

                                   RIDER NO. 2
                           TO EQUIPMENT SCHEDULE NO. 1

               SALE LEASEBACK ADDENDUM TO EQUIPMENT SCHEDULE NO. 1
                  TO MASTER EQUIPMENT LEASE AGREEMENT NO ARBIX
                            DATED AS OF June 5, 2003

This Sale and Leaseback Agreement is entered into as of 5 day of June, 2003 by and between ARBINET-THEXCHANGE, INC., a corporation duly organized and validly existing under the laws of the state of Delaware (hereinafter referred to as the "Seller"), and ATEL VENTURES, INC., a corporation duly organized and validly existing under the laws of California (hereinafter referred to as the "Buyer") and incorporates by reference the terms and conditions of the Lease, as defined below.

     WHEREAS, Buyer is purchasing from Seller the equipment listed in Exhibit A attached hereto and made a part hereof (hereinafter referred to as the "Equipment"); and

     WHEREAS, Seller desires to use the Equipment under the terms and conditions of the Master Lease Agreement No. ARBIX (the "Master Lease") dated as of June 5, 2003, as it relates to Equipment Schedule No. 1 (the "Equipment Schedule") thereto (together the Master Lease and Equipment Schedule are referenced to herein as the "Lease").

     NOW THEREFORE, it is agreed as follows:

     1. On or before the date hereof, Seller has purchased and acquired the Equipment set forth on Exhibit A from the manufacturers or vendors (the "Vendors") described on said Exhibit. Seller hereby agrees to sell and convey to Buyer and Buyer agrees to purchase from seller the Equipment set forth on Exhibit A. Subject to the terms and conditions of the Lease, Buyer, as Lessor, agrees to lease and Seller, as Lessee, agrees to hire from Lessor the Equipment set forth on Exhibit A. The Acceptance Date under the Lease for such Equipment shall be June 5, 2003.

     2. The aggregate Vendor's list and normal selling price for die Equipment set forth on Exhibit A is $1,035,498.79, on or before the date hereof. Seller has acquired this Equipment from the Vendor for such amount, net of any Volume Purchase Discounts, rental credits or sales taxes. Buyer's Purchase Price for this Equipment shall be an amount equal to $1,035,498.79.

     3. On or after the date hereof, Seller shall deliver to Buyer copies of the Vendor invoice marked paid, Vendor Bill of Sale to Seller covering the Equipment, Bill of Sale and invoice from Seller to Buyer for the payment due hereunder and an Acceptance Certificate due under the Lease showing the Acceptance Date. Buyer will, within fifteen (15) business days of receipt of all of the documents delivered by Seller as described above, remit to Seller the Purchase Price for the Equipment purchase.

     4. Seller hereby represents and warrants to Buyer that on the date hereof and the Acceptance Date, the Equipment is in good order and repair and that there are no claims, liens, or security interests on or relation to the Equipment which will survive upon Buyer's payment in full of the Purchase Price.

     5. The warranties, representations and agreements herein contained shall survive the passing of title.

     6. Seller shall pay any and all applicable Federal, State, County or local taxes and any and all present or future taxes or other government charges levied upon or created by this sale of the Equipment, including sales, use, gross receipts or occupation taxes due upon the purchase by Buyer. Seller shall have no liability for taxes which are based solely upon or measured by the net income of the Buyer.

     7. To induce the Buyer to enter this Sale and Leaseback Agreement and with the knowledge that the Buyer is doing so in reliance upon these representations and warranties, Seller represents and warrants to the Buyer that: (i) it has the authority to enter into this Sale and Leaseback Agreement; (ii) the person who has executed this Sale and Leaseback Agreement and who shall execute the Bill of Sale, has the authority to bind the Seller; (iii) the lease, this sale and the execution of tin's Sale and Leaseback. Agreement will not materially violate any indenture of other agreement to which the Seller is a party or any law, Certificate of Incorporation or By-Laws under which the Seller operates; (iv) this Sale and Leaseback Agreement and the Bill of Sale, when executed and delivered to the Buyer, will be a duly authorized, valid and binding agreement of the Seller enforceable against the Seller in accordance with the respective terms thereof;
          (v) that Seller has and is transferring to Buyer title to the Equipment free and clear of all liens and encumbrances of any kind or description and this transaction may not be set aside for any reason whatsoever; (vi) the Seller has complied with all applicable bulk sale transfer laws and fraudulent conveyance statutes and indemnifies Buyer for any loss Buyer may suffer as a result of a breach hereof.

     8. Seller hereby assigns to Buyer, all of its right, title and interest in and to the agreements warranties applicable to the Equipment, and to the extent permitted by applicable law. Seller further assigns to Buyer any and all licenses to use the Equipment for its current function, and Buyer shall have the right, without additional expense, to continue using such license after expiration or earlier termination of the Lease.

     9. This Sale and Leaseback Agreement and all documents referred to herein shall inure to the benefit of and shall be binding upon Seller and Buyer, their subsidiaries, successors and assigns. Neither party shall assign any interest in this Sale and Leaseback Agreement or in the documents described herein without the other's written consent, which consent shall not be unreasonably withheld except Seller agrees that Buyer may assign to an affiliate.

     10. The entire agreement between the parties with respect to the subject matter hereof is contained in the Master Lease Agreement, Equipment Schedules and this Sale and Leaseback Agreement. There are no understandings, agreements, representations or warranties, expressed or implied, not specified herein, respecting this Sale and Leaseback Agreement or the Equipment purchased hereunder. Buyer shall not be liable for any indirect, special or consequential damages, in connection with or arising out of the furnishing, performance or use of any item of Equipment or services provided for in this Sale and Leaseback Agreement, nor shall Buyer be liable in whole or in part for any event beyond its control.

IN WITNESS WHEREOF, the parties hereto have executed this Sale and Leaseback Agreement as of this 5 day of June, 2003.

(Seller)                                 (Buyer)


By: /s/ Dean Cash                        By: /s/ Peter P. Sach
   ---------------------------------        -----------------------------------
Name: Dean Cash                          Name: Peter P. Sach
Title: President                         Title: CAO & Treasurer

                                   RIDER NO. 3
                           TO EQUIPMENT SCHEDULE NO. 1
                  TO MASTER EQUIPMENT LEASE AGREEMENT NO. ARBIX
                            DATED AS OF JUNE 5, 2003

                                  FULL WARRANTY
                                  BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS, that ARBINET-THEXCHANGE, INC. a Delaware corporation located at 120 Albany Street, Tower II, 4th Floor, New Brunswick, NJ 08901 ("Seller"), for good and valuable consideration received from ATEL VENTURES, INC. a California corporation ("Buyer"), the receipt and sufficiency of which is hereby acknowledged, has bargained, sold, transferred, assigned, set over, and conveyed, unto the Buyer, its successors and assigns forever, free and clear of all liens, claims, and encumbrances of any nature whatsoever, all of Seller's rights, title and interest in and to the personal property described on the attached Exhibit "A" incorporated herein by reference (the "Equipment").

     TO HAVE AND TO HOLD the Equipment unto the Buyer, its successors, and assigns, to its and their own use and behalf forever.

     Seller hereby affirms, represents, and warrants that it has not made any prior sale, assignment, or transfer of the Equipment and that Seller has the full right, title, and interest in and to the Equipment and will convey such title to Buyer hereby free and clear of all, liens, encumbrances of any kind, including, without limitation, any domestic or foreign tax claims against the Equipment prior to, or resulting from, this conveyance.

     Seller shall indemnify, defend, and hold Buyer harmless from and against any and all claims or liabilities resulting from any misrepresentation by, and or breach of warranty, covenant, or agreement of Seller set forth herein or in the Sale Leaseback Agreement dated as of June 5, 2003 between Seller and Buyer.

     Seller, for itself and its successors and assigns, further covenants and agrees to do, execute, and deliver, or to cause to be done, executed, and delivered, all such further acts, transfers, and assurances, reasonably requested by Buyer for the better assuring, conveying, and confirming unto Buyer and its successors and assigns, the Equipment hereby bargained, sold assigned, transferred, set over, and conveyed, as Buyer and its successors and assigns shall request.

     This Bill of Sale and the representations, warranties, and covenants herein contained shall inure to the benefit of Buyer and its successors and assigns, shall be binding upon Seller and its successors, assigns.

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of this June 5, 2003.

Seller:

ARBINET-THEXCHANGE, INC.


By: /s/ Peter P. Sach
   ----------------------------------
Name: Peter P. Sach
Title: CAO & Treasurer

                 MASTER LEASE AGREEMENT NO. ARBIX (the "Lease")
                     dated as of June 5, 2003 by and between
 ATEL VENTURES, INC. (the "Lessor") and ARBINET-THEXCHANGE, INC. (the "Lessee")

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE
                         AND REQUEST FOR ADVANCE NO. 1-1

     WHEREAS, ARBINET-THEXCHANGE, INC. ("Lessee") has executed or will execute an Equipment Schedule No. 1 to a certain Master Lease Agreement dated as of June 5, 2003, (the Equipment Schedule, as it incorporates or will incorporate the term of the Lease Agreement, hereinafter referred to as the "Lease") between itself and ATEL VENTURES, INC. ("Lessor"), and

     WHEREAS, said Equipment Schedule lists or will list certain Equipment leased thereunder more fully described on Exhibit "A" hereto ("Equipment");

     NOW, THEREFORE, (i) Lessee requests that Lessor immediately make payments and/or advances to the Vendor of the Equipment pursuant to the terms and in the amounts indicated on the attached invoice(s) totaling $1,035,498.79 ("Equipment Cost", please see attached Exhibit "A") (The date of any such payment on advance shall be known as "Advance Date"); and (ii) Lessee acknowledges (where applicable) delivery, receipt and installation of all Equipment listed on said Equipment Exhibit A at the location indicated on the attached Exhibit A, which Equipment, delivery, and installation has been inspected and found satisfactory. On the Acceptance Date indicated below, Lessee affirms that the Equipment has been "placed in service" as such term is used in the Internal Revenue Code.

     Lessee agrees that pursuant to the terms of the Lease the Basic Rent for the Equipment accepted hereunder is $33,185.67 per month, and that such Basic Rent is due monthly in advance without right of deduction, offset, abatement, defense, counterclaim or demand whatsoever, from the earlier of the Advance Date or the Acceptance Date and on the first day of each month thereafter until the Commencement Date of die applicable Equipment Schedule. If for any reason the Lessee and the Lessor fail to execute the Equipment Schedule which covers the Equipment accepted hereunder, then Lessee shall, upon demand by Lessor, reimburse Lessor in full for the Equipment Cost by paying to Lessor the Stipulated Loss Value of the Equipment equal to not less than 103.64% of the Equipment Cost plus any unpaid Rent or, at Lessor's option, Lessor may declare an Event of Default and pursue its remedies under the Lease.

     Lessee confirms that the Equipment is insured with the Lessor designated as Loss Payee/Additional Insured.

     IN ADDITION, LESSEE HAS BEEN ADVISED BY LESSOR THAT THE EQUIPMENT COVERED BY SUCH LEASE IS SUBJECT TO THE EXPRESS DISCLAIMER BY LESSOR OF ALL EXPRESS WARRANTIES AND ALL IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     Lessee confirms having made for its own records a copy of this Acceptance Certificate contemporaneously with its execution. This disclaimer of express and implied warranties has been discussed between the undersigned and Lessor and has been specifically bargained for by the undersigned and Lessor with respect to the lease of the Equipment particularly described in the Lease.


                                         By: /s/ Peter P. Sach
                                            -----------------------------------
                                         Name: Peter P. Sach
                                         Title: CAO & Treasurer

                                         Acceptance Date: June 5, 2003

                       NOTIFICATION OF RENTAL ADJUSTMENT
                  AND AMENDMENT TO EQUIPMENT SCHEDULE NO. 1 TO
                        MASTER LEASE AGREEMENT NO. ARBIX

     THIS NOTIFICATION OF RENTAL ADJUSTMENT AND AMENDMENT TO EQUIPMENT SCHEDULE NO. 1 TO MASTER LEASE AGREEMENT NO. ARBIX ("Amendment") dated June 24, 2003 (the Equipment Schedule, as it incorporates by reference the terms and conditions of the Master Lease Agreement, hereinafter is known as the "Lease") is made and entered into as of this 5th day of June, 2003, by and between ATEL VENTURE FUND, LLC and ATEL CAPITAL EQUIPMENT FUND IX, LLC (as successors in interest by assignment from ATEL Ventures, Inc.), a California corporation, with its principal place of business at 600 California Street, 6th Floor, San Francisco, CA 94108 (together "Lessors") and ARBINET-THEXCHANGE, INC., a Delaware corporation with its principal place of business at 120 Albany Street, Tower II, 4th Floor, New Brunswick, NJ 08901 ("Lessee").

     WHEREAS, Lessors and Lessee have entered into the Lease; and

     WHEREAS, Lessors and Lessee now desire to amend the Lease as hereinafter set forth.

     NOW THEREFORE, the parties hereto agree as follows:

     1. Paragraph 2 of the Equipment Schedule, "Equipment Cost" is hereby amended from $1,035,498.79 to $990,948.84 (as further described on the attached Exhibit A).

     2. Paragraph 7 of the Equipment Schedule "Basic Rent" is hereby amended from $33,185.67 to $31,757.93.

     Except as expressly amended herein, all the terms and conditions of the Lease shall continue in full force and effect.

     All capitalized terms used herein and not otherwise defined shall have the same meaning as in the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of this 24 day of June, 2003.

ATEL VENTURE FUND, LLC                           ARBINET-THEXCHANGE, INC.

by:  ATEL Financial Services, LLC, its Manager
by:  ATEL Leasing Corporation, its Manager
("Lessor")                                       ("Lessee")


By:     /s/ Paritosh K. Choksi                   By:    /s/ Peter P. Sach
    ------------------------------------             ---------------------------
Title: Executive Vice President                  Title: CAO & TREASURER

ATEL Capital Equipment Fund IX, LLC

by:  ATEL Financial Services, LLC, its Manager
by:  ATEL Leasing Corporation, its Manager
("Lessor")


By:    /s/ Paritosh K. Choksi
    ------------------------------------
Title: Executive Vice President

                                  Exhibit A to
    Master Lease Agreement No. ARBIX dated as of June 1, 2003, by and between
      ATEL VENTURES, INC. ("Lessor") and ARBINET-THEXCHAGNE, INC. (Lessee")




                         Invoice    Invoice                                       Serial
        Vendor             No.        Date        Equipment Description     Qty   No(s).      Total Cost
---------------------------------------------------------------------------------------------------------
Strategic Technologies    44888    30-Apr-03   9900v Storage Array System    1     10461    $1,035,498.79
                                                                                            -------------
                                                      GRAND TOTALS                          $1,035,498.79
                                                                                            =============

                                         Labor
                                        and/or
                                       Shipping                             Funded To   Equipment
                                          and                               Lessee or    Schedule
        Vendor            Sales Tax    Handling   Soft Cost    Final Cost     Vendor        No.
-------------------------------------------------------------------------------------------------
Strategic Technologies   ($44,549.95)  ($950.00)    $0.00     $989,998.84     Vendor        1
                         -----------   --------     -----     -----------
                         ($44,549.95)  ($950.00)    $0.00     $989,998.84
                         ===========   ========     =====     ===========

                            EQUIPMENT COST BREAKDOWN
     $989,998.84 (Final Cost) + $950.00 (Shipping & Handling) = $990.948.84
                                (Equipment Cost)

Equipment Location:
460 Herndon Parkway, Suite 150, Herndon, VA 20170

Lessor                                   Lessee:
ATEL Ventures, Inc.                      Arbinet-thexchange, Inc.


By: Patriosh K. Choksi                   By:
    ----------------------------------       -----------------------------------
Title: Executive Vice President          Title: CAO & Treasurer

Date: 6/24/03                            Date: 6/24/03

COUNTERPART NO. 3 OF 3 MANUALLY EXECUTED COUNTERPARTS. ONLY THE MANUALLY EXECUTED COUNTERPART NUMBERED "1" SHALL BE DEEMED "CHATTEL PAPER" AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AND IS SUFFICIENT TO TRANSFER LESSOR'S INTEREST, OR TO GRANT A SECURITY INTEREST HEREIN.

                           EQUIPMENT SCHEDULE NO. 2 to
                 MASTER LEASE AGREEMENT NO. ARBIX (the "Lease")
                    dated as of June 5, 2003, by and between
     ATEL VENTURES, INC. ("Lessor") and ARBINET-THEXCHANGE, INC. ("Lessee")

1.    Equipment Description:      Telecom Switch and Various Back Up Equipment
                                  (as further described on the Exhibit A
                                  attached hereto)

2.    Equipment Cost:             $1,309,051.16

3.    Equipment Location:         75 Broad Street, Floor 20, New York,
                                  NY 10004-2490

4.    Acceptance Date:            The earlier to occur of the following: (i) the
                                  date determined by the manufacturer or
                                  Maintenance Organization to be the date of installation; (ii) the seventh (7th) day following delivery of the Equipment to the location set forth in Paragraph 2 hereof;
                                  (iii) the funding date for the Equipment; or
                                  (iv) the date indicated on the Acceptance
                                  Certificate executed pursuant hereto as the Acceptance Date.

5.    Commencement Date:          The Commencement Date shall be the first day
                                  of the calendar month following the Acceptance
                                  Date of the Equipment, August 1, 2003.

6.    Basic Term:                 Thirty-six (36) months

7.    Basic Rent:                 In Advance, $41,952.47 per month due on the
                                  first day of each month. The first and last
                                  Basic Rental payments shall be due on the Commencement Date, and at Lessor's option, may be deducted from the Equipment Cost.

8.    Lease Rate Factor:          The Basic Rent is conditional upon Lessor
                                  acquiring the Equipment at the Equipment Cost indicated above. Lessor and Lessee agree that the Basic Rent described herein is based on a Lease Rate Factor of 3.2048% which equates to $32.05 for each full $1,000 of Equipment Cost and that the Basic Rent shall be adjusted upwards or downwards by such Lease Rate Factor to the extent by which the actual purchase price paid by Lessor for the Equipment
                                  ("Actual Cost") is greater or lesser than the Equipment Cost indicated above, and thereafter, the Actual Cost shall be the Equipment Cost. Lessor and Lessee further agree that the Basic Rent and Lease Rate
                                  Factor described herein may be adjusted in accordance with the provisions of Section 4(a) of the Lease.

9.    MACRS:                      The Depreciable Life of the Equipment is 3
                                  years.

10.   Riders:                     Rider No. 1 to the Equipment Schedule -
                                  Stipulated Loss Values is incorporated herein by reference.
                                  Rider No. 2 to the Equipment Schedule -
                                  Sale Leaseback Addendum Rider No. 3 to the
                                  Equipment Schedule - Full Warranty Bill of
                                  Sale are incorporated herein by reference.

11.   Lease Agreement:            All of the terms, covenants and conditions set
                                  forth in the Lease are incorporated herein by reference as if the same had been set forth herein in full.

12.   End-Of-Lease Requirement:   At the expiration of the Basic Term of this
                                  Lease, Lessee shall purchase all, but not less than all, of the Equipment covered under this Schedule for the Equipment's fair market value, which the parties agree shall be not more than or less than ten percent (10%) of the original Equipment Cost. Any Equipment purchase election shall be a purchase of the Equipment AS IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title free and clear of any liens arising through Lessor, to the Equipment to Lessee. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

Lessor shall provide a Notification of Schedule Adjustment to Lessee should the Commencement Date or the Basic Rent be a adjusted as provided for in Paragraphs 7 or 8 above

ATEL VENTURES, INC.                      ARBINET-THEXCHANGE, INC.


By: /s/ Vasco H. Morais                  By: /s/ Peter P. Sach
    ----------------------------------       -----------------------------------
Name: Vasco H. Morais, Esq.              Name: Peter P. Sach
Title: Senior Vice President             Title: CAO & Treasurer

By: 7/9/03                               By: 7-9-03

                                  Exhibit A to
    Master Lease Agreement No. ARBIX dated as of June 5, 2003, by and between
     ATEL VENTURES, INC. ("Lessor") and ARBINET-THEXCHAGNE, INC. ("Lessee")




                        Invoice    Invoice                                               Serial       Total       Sales
        Vendor             No.      Date          Equipment Description            Qty   No(s).        Cost        Tax
--------------------------------------------------------------------------------------------------------------------------
Santera Systems, Inc.     2525    10-Mar-03           Santera One Switch            1             $1,130,039.00   $0.00

Santera Systems, Inc.     2686    28-Apr-03       Box Circuit Packs - Packet
                                                          Matrix One                4             $  418,679.00   $0.00

Santera Systems, Inc.     2686    28-Apr-03      TDM and Box Packfill - 3 Port
                                                           DS3 Cards                6

Santera Systems, Inc.     2686    28-Apr-03      TDM and Box Packfill, Packet
                                                          Matrix One                4

Santera Systems, Inc.     2686    28-Apr-03     TDM and Box Packfill, OC12C ATM
                                                         Superslot NIC              2

Santera Systems, Inc.     2686    28-Apr-03   TDM and Box Packfill, Voice Server
                                                            Module                  2

                                                         GRAND TOTALS                             $1,548,718.00   $0.00

                          Labor
                         and/or
                        Shipping                                                   Funded To   Equipment
                           and                                        Advanced     Lessee or    Schedule
        Vendor          Handling     Soft Cost       Final Cost         Cost         Vendor       No.
--------------------------------------------------------------------------------------------------------
Santera Systems, Inc.     $0.00     ($424,883.77)  $  705,155.23   $  705,155.23     Lessee        2

Santera Systems, Inc.
                          $0.00    $        0.00   $  418,679.00   $  418,679.00     Lessee        2

Santera Systems, Inc.
                                                                                                   2

Santera Systems, Inc.
                                                                                                   2

Santera Systems, Inc.
                                                                                                   2

Santera Systems, Inc.
                                                                                                   2

                          $0.00     ($424,883.77)  $1,123,834.23   $1,123,834.23

                            EQUIPMENT COST BREAKDOWN
     $1,123,834.23 (Advanced Cost) + $185,216.93 (Soft Cost) = $1,309,051.16
                                (Equipment Cost)

Equipment Location
75 Board Street, Floor 20, New York, NY 10004-2490

Lessor:                                 Lessee:

ATEL Ventures, Inc.                     Arbinet-thexchange, Inc.


By: /s/ Vasco H. Morais, Esq.            By: /s/ Peter P. Sach
    --------------------------------        ------------------------------------
Title: Senior Vice President            Title: CAO & TREASURER

Date: 7/9/03                            Date: 7-9-03

                                   RIDER NO. I
                           TO EQUIPMENT SCHEDULE NO. 2
                            TO MASTER LEASE AGREEMENT
                                    NO. ARBIX
                 dated as of June 5, 2003 (the "Lease") between
      ATEL VENTURES, INC. as Lessor and ARBINET-THEXCHANGE, INC. as Lessee

Stipulated Loss Value: Pursuant to the provision of the second paragraph of
Section 8 of the above referenced Lease, in the event any item or items of Equipment suffers an Event of Loss, as reasonably determined by Lessee, in lieu of replacing such item or items of Equipment, Lessee may pay to Lessor or the then Assignee of the Lease, if any, an amount equal to the Stipulated Loss Value (determined in the manner hereinafter set forth) for each such item of Equipment so destroyed or damaged to the extent not paid by insurance. Upon such payment by Lessee, the above referenced Equipment Schedule shall terminate with respect to the item or items of Equipment so destroyed or damaged.

The Stipulated Loss Value shall be an amount equal to the percentage indicated below of the cost of the item of Equipment so destroyed or damaged for the payment immediately preceding the Event of Loss:

                         Stipulated Loss
Payment                 Value-Percentage
Number                       Of Cost
---------------------   ----------------
Prior to Commencement        103.64
1                            101.40
2                             99.13
3                             96.83
4                             94.51
5                             92.15
6                             89.76
7                             87.34
8                             84.89
9                             82.41
10                            79.90
11                            77.36
12                            74.79
13                            72.19
14                            69.56
15                            66.89
16                            64.20
17                            61.47
18                            58.70
19                            55.91
20                            53.08
21                            50.21
22                            47.32
23                            44.40
24                            41.46
25                            38.49
26                            35.48
27                            32.44
28                            29.37
29                            26.27
30                            23.14
31                            19.98
32                            16.78
33                            13.54
34                            10.26
35                            10.12
36 and thereafter             10.00

ARBINET-THEXCHANGE, INC.


By:  /s/  Peter P. Sach
    --------------------------------
Name: Peter P. Sach
Title: CAO & Treasurer

Date: 7-9-03

                                   RIDER NO. 2
                           TO EQUIPMENT SCHEDULE NO. 2

               SALE LEASEBACK ADDENDUM TO EQUIPMENT SCHEDULE NO. 2
                  TO MASTER EQUIPMENT LEASE AGREEMENT NO ARBIX
                            DATED AS OF June 5, 2003

This Sale and Leaseback Agreement is entered into as of 9th of July, 2003 by and between ARBINET-THEXCHANGE, INC., a corporation duly organized and validly existing under the laws of the state of Delaware (hereinafter referred to as the "Seller"), and ATEL VENTURES, INC., a corporation duly organized and validly existing under the laws of California (hereinafter referred to as the "Buyer") and incorporates by reference the terms and conditions of the Lease, as defined below.

     WHEREAS, Buyer is purchasing from Seller the equipment listed in Exhibit A attached hereto and made a part hereof (hereinafter referred to as the "Equipment"); and

     WHEREAS, Seller desires to use the Equipment under the terms and conditions of the Master Lease Agreement No. ARBIX (the "Master Lease") dated as of June 5, 2003, as it relates to Equipment Schedule No. 2 (the "Equipment Schedule") thereto (together the Master Lease and Equipment Schedule are referenced to herein as the "Lease").

     NOW THEREFORE, it is agreed as follows:

     1. On or before the date hereof, Seller has purchased and acquired the Equipment set forth on Exhibit A from the manufacturers or vendors (the "Vendors") described on said Exhibit. Seller hereby agrees to sell and convey to Buyer and Buyer agrees to purchase from seller the Equipment set forth on Exhibit A. Subject to the terms and conditions of the Lease, Buyer, as Lessor, agrees to lease and Seller, as Lessee, agrees to hire from Lessor the Equipment set forth on Exhibit A. The Acceptance Date under the Lease for such Equipment shall be July 9th, 2003.

     2. The aggregate Vendor's list and normal selling price for the Equipment set forth on Exhibit A is $1,548,718.00, on or before the date hereof. Seller has acquired this Equipment from the Vendor for such amount, net of any Volume Purchase Discounts, rental credits or sales taxes. Buyer's Purchase Price for this Equipment shall be an amount equal to $1,309,051.16.

     3. On or after the date hereof, Seller shall deliver to Buyer copies of the Vendor invoice marked paid, Vendor Bill of Sale to Seller covering the Equipment, Bill of Sale and invoice from Seller to Buyer for the payment due hereunder and an Acceptance Certificate due under the Lease showing the Acceptance Date. Buyer will, within fifteen (15) business days of receipt of all of the documents delivered by Seller as described above, remit to Seller the Purchase Price for the Equipment purchase.

     4. Seller hereby represents and warrants to Buyer that on the date hereof and the Acceptance Date, the Equipment is in good order and repair and that there are no claims, liens, or security interests on or relation to the Equipment which will survive upon Buyer's payment in full of the Purchase Price.

     5. The warranties, representations and agreements herein contained shall survive the passing of title.

     6. Seller shall pay any and all applicable Federal, State, County or local taxes and any and all present or future taxes or other government charges levied upon or created by this sale of the Equipment, including sales, use, gross receipts or occupation taxes due upon the purchase by Buyer. Seller shall have no liability for taxes which are based solely upon or measured by the net income of the Buyer.

     7. To induce the Buyer to enter this Sale and Leaseback Agreement and with the knowledge that the Buyer is doing so in reliance upon these representations and warranties, Seller represents and warrants to the Buyer that: (i) it has the authority to enter into this Sale and Leaseback Agreement; (ii) the person who has executed this Sale and Leaseback Agreement and who shall execute the Bill of Sale, has the authority to bind the Seller; (iii) the lease, this sale and the execution of this Sale and Leaseback Agreement will not materially violate any indenture of other agreement to which the Seller is a party or any law, Certificate of Incorporation or By-Laws under which the Seller operates; (iv) this Sale and Leaseback Agreement and the Bill of Sale, when executed and delivered to the Buyer, will be a duly authorized, valid and binding agreement of the Seller enforceable against the Seller in accordance with the respective terms thereof;
          (v) that Seller has and is transferring to Buyer title to the Equipment free and clear of all liens and encumbrances of any kind or description and this transaction may not be set aside for any reason whatsoever; (vi) the Seller has complied with all applicable bulk sale transfer laws and fraudulent conveyance statutes and indemnifies Buyer for any loss Buyer may suffer as a result of a breach hereof.

     8. Seller hereby assigns to Buyer, all of its right, title and interest in and to the agreements warranties applicable to the Equipment, and to the extent permitted by applicable law. Seller further assigns to Buyer any and all licenses to use the Equipment for its current function, and Buyer shall have the right, without additional expense, to continue using such license after expiration or earlier termination of the Lease.

     9. This Sale and Leaseback Agreement and all documents referred to herein shall inure to the benefit of and shall be binding upon Seller and Buyer, their subsidiaries, successors and assigns. Neither party shall assign any interest in this Sale and Leaseback Agreement or in the documents described herein without the other's written consent, which consent shall not be unreasonably withheld except Seller agrees that Buyer may assign to an affiliate.

     10. The entire agreement between the parties with respect to the subject matter hereof is contained in the Master lease Agreement, Equipment Schedules and this Sale and Leaseback Agreement. There are no understandings, agreements, representations or warranties, expressed or implied, not specified herein, respecting this Sale and Leaseback Agreement or the Equipment purchased hereunder. Buyer shall not be liable for any indirect, special or consequential damages, in connection with or arising out of the furnishing, performance or use of any item of Equipment or services provided for in this Sale and Leaseback Agreement, nor shall Buyer be liable in whole or in part for any event beyond its control.

IN WITNESS WHEREOF, the parties hereto have executed this Sale and Leaseback Agreement as of this 9th day of July, 2003.

    (Seller)                                (Buyer)


By: /s/ Peter P. Sach                   By: /s/ Vasco H. Morais
    ---------------------------------       ------------------------------------
Name: Peter P. Sach                     Name: Vasco H. Morais, Esq
Title: CAO & Treasurer                  Title: Senior Vice President

                                  Exhibit A to
    Master Lease Agreement No. ARBIX dated as of June 5, 2003, by and between
     ATEL VENTURES, INC. ("Lessor") and ARBINET-THEXCHAGNE, INC. ("Lessee")




                        Invoice    Invoice                                                    Serial       Total       Sales
     Vendor               No.        Date              Equipment Description            Qty   No(s).        Cost        Tax
----------------------------------------------------------------------------------------------------------------------------
Santera Systems, Inc.     2525    10-Mar-03             Santera One Switch               1             $1,130,039.00   $0.00

Santera Systems, Inc.     2686    28-Apr-03   Box Circuit Packs - Packet Matrix One      4             $  418,679.00   $0.00

Santera Systems, Inc.     2686    28-Apr-03   TDM and Box Packfill - 3 Port DS3 Cards    6

Santera Systems, Inc.     2686    28-Apr-03   TDM and Box Packfill, Packet Matrix One    4

Santera Systems, Inc.     2686    28-Apr-03       TDM and Box Packfill, OC12C ATM
                                                           Superslot NIC                 2

Santera Systems, Inc.     2686    28-Apr-03      TDM and Box Packfill, Voice Server
                                                               Module                    2

                                                          GRAND TOTALS                                 $1,548,718.00   $0.00

                          Labor
                         and/or
                        Shipping                                                   Funded To   Equipment
                           and                                        Advanced     Lessee or    Schedule
     Vendor             Handling     Soft Cost       Final Cost         Cost         Vendor       No.
--------------------------------------------------------------------------------------------------------
Santera Systems, Inc.     $0.00     ($424,883.77)  $  705,155.23   $  705,155.23     Lessee        2

Santera Systems, Inc.     $0.00    $        0.00   $  418,679.00   $  418,679.00     Lessee        2

Santera Systems, Inc.                                                                              2

Santera Systems, Inc.                                                                              2

Santera Systems, Inc.                                                                              2

Santera Systems, Inc.                                                                              2

                          $0.00     ($424,883.77)  $1,123,834.23   $1,123,834.23

                            EQUIPMENT COST BREAKDOWN
     $1,123,834.23 (Advanced Cost) + $185,216.93 (Soft Cost) = $1,309,051.16
                                (Equipment Cost)

Equipment Location
75 Board Street, Floor 20, New York, NY 10004-2490

Lessor:                                      Lessee:
ATEL Ventures, Inc.                          Arbinet-thexchange, Inc.


By: /s/ Vasco H. Morais, Esq.                By: /s/ Peter P. Sach
    ------------------------------------        --------------------------------
Title: Senior Vice President                 Title: CAO & TREASURER

Date: 7/9/03                                 Date: 7-9-03

                                   RIDER NO. 3
                           TO EQUIPMENT SCHEDULE NO. 2
                  TO MASTER EQUIPMENT LEASE AGREEMENT NO. ARBIX
                            DATED AS OF JUNE 5, 2003

                                  FULL WARRANTY
                                  BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS, that ARBINET-THEXCHANGE, INC. a Delaware corporation located at 120 Albany Street, Tower II, 4th Floor, New Brunswick, NJ 08901 ("Seller"), for good and valuable consideration received from ATEL VENTURES, INC. a California corporation ("Buyer"), the receipt and sufficiency of which is hereby acknowledged, has bargained, sold, transferred, assigned, set over, and conveyed, unto the Buyer, its successors and assigns forever, free and clear of all liens, claims, and encumbrances of any nature whatsoever, all of Seller's rights, title and interest in and to the personal property described on the attached Exhibit "A" incorporated herein by reference (the "Equipment").

     TO HAVE AND TO HOLD the Equipment unto the Buyer, its successors, and assigns, to its and their own use and behalf forever.

     Seller hereby affirms, represents, and warrants that it has not made any prior sale, assignment, or transfer of the Equipment and that Seller has the full right, title, and interest in and to the Equipment and will convey such title to Buyer hereby free and clear of all, liens, encumbrances of any kind, including, without limitation, any domestic or foreign tax claims against the Equipment prior to, or resulting from, this conveyance.

     Seller shall indemnify, defend, and hold Buyer harmless from and against any and all claims or liabilities resulting from any misrepresentation by, and or breach of warranty, covenant, or agreement of Seller set forth herein or in the Sale Leaseback Agreement dated as of July 9th, 2003 between Seller and Buyer.

     Seller, for itself and its successors and assigns, further covenants and agrees to do, execute, and deliver, or to cause to be done, executed, and delivered, all such further acts, transfers, and assurances, reasonably requested by Buyer for the better assuring, conveying, and confirming unto Buyer and its successors and assigns, the Equipment hereby bargained, sold assigned, transferred, set over, and conveyed, as Buyer and its successors and assigns shall request.

     This Bill of Sale and the representations, warranties, and covenants herein contained shall inure to the benefit of Buyer and its successors and assigns, shall be binding upon Seller and its successors, assigns.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of this July 9th, 2003.

Seller:

ARBINET-THEXCHANGE, INC.


By: /s/ Peter P. Sach
    ------------------------------------
Name Peter P. Sach
Title: CAO & Treasurer

                                  Exhibit A to
    Master Lease Agreement No. ARBIX dated as of June 5, 2003, by and between
     ATEL VENTURES, INC. ("Lessor") and ARBINET-THEXCHAGNE, INC. ("Lessee")




                        Invoice    Invoice                                                    Serial       Total       Sales
     Vendor               No.        Date              Equipment Description            Qty   No(s).        Cost        Tax
----------------------------------------------------------------------------------------------------------------------------
Santera Systems, Inc.     2525    10-Mar-03              Santera One Switch              1             $1,130,039.00   $0.00

Santera Systems, Inc.     2686    28-Apr-03    Box Circuit Packs - Packet Matrix One     4             $  418,679.00   $0.00

Santera Systems, Inc.     2686    28-Apr-03   TDM and Box Packfill - 3 Port DS3 Cards    6

Santera Systems, Inc.     2686    28-Apr-03   TDM and Box Packfill, Packet Matrix One    4

Santera Systems, Inc.     2686    28-Apr-03       TDM and Box Packfill, OC12C ATM
                                                           Superslot NIC                 2

Santera Systems, Inc.     2686    28-Apr-03      TDM and Box Packfill, Voice Server
                                                               Module                    2

                                                            GRAND TOTALS                               $1,548,718.00   $0.00

                          Labor
                         and/or
                        Shipping                                                   Funded To   Equipment
                           and                                        Advanced     Lessee or    Schedule
     Vendor             Handling     Soft Cost       Final Cost         Cost         Vendor       No.
--------------------------------------------------------------------------------------------------------
Santera Systems, Inc.     $0.00     ($424,883.77)  $  705,155.23   $  705,155.23     Lessee        2

Santera Systems, Inc.     $0.00    $        0.00   $  418,679.00   $  418,679.00     Lessee        2

Santera Systems, Inc.                                                                              2

Santera Systems, Inc.                                                                              2

Santera Systems, Inc.                                                                              2

Santera Systems, Inc.                                                                              2

                          $0.00     ($424,883.77)  $1,123,834.23   $1,123,834.23

                            EQUIPMENT COST BREAKDOWN
     $1,123,834.23 (Advanced Cost) + $185,216.93 (Soft Cost) = $1,309,051.16
                                (Equipment Cost)

Equipment Location
75 Board Street, Floor 20, New York, NY 10004-2490

Lessor:                                      Lessee:
ATEL Ventures, Inc.                          Arbinet-thexchange, Inc.


By: /s/ Vasco H. Morais, Esq.                By: /s/ Peter P. Sach
    -----------------------------------          -------------------------------
Title: Senior Vice President                 Title: CAO & TREASURER

Date: 7/9/03                                 Date: 7-9-03

                 MASTER LEASE AGREEMENT NO. ARBIX (the "Lease")
                     dated as of June 5, 2003 by and between
 ATEL VENTURES, INC. (the "Lessor") and ARBINET THEXCHANGE, INC. (the "Lessee")

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE
                         AND REQUEST FOR ADVANCE NO. 2-1

     WHEREAS, ARBINET-THEXCHANGE, INC. ("Lessee") has executed or will execute an Equipment Schedule No. 2 to a certain Master Lease Agreement dated as of June 5, 2003, (the Equipment Schedule, as it incorporates or will incorporate the term of the Lease Agreement, hereinafter referred to as the "Lease") between itself and ATEL VENTURES, INC. ("Lessor"), and

     WHEREAS, said Equipment Schedule lists or will list certain Equipment leased thereunder more fully described on Exhibit "A" hereto ("Equipment");

     NOW, THEREFORE, (i) Lessee requests that Lessor immediately make payments and/or advances to the Lessee in the amounts indicated on the attached invoices) totaling $1,309,051.16 ("Equipment Cost", please see attached Exhibit "A") (The date of any such payment on advance shall be known as "Advance Date"); and (ii) Lessee acknowledges (where applicable) delivery, receipt and installation of all Equipment listed on said Equipment Exhibit A at the location indicated on the attached Exhibit A, which Equipment, delivery, and installation has been inspected and found satisfactory. On the Acceptance Date indicated below, Lessee affirms that the Equipment has been "placed in service" as such term is used in the Internal Revenue Code.

     Lessee agrees that pursuant to the terms of the Lease the Basic Rent for the Equipment accepted hereunder is $41,952.47 per month, and that such Basic Rent is due monthly in advance without right of deduction, offset, abatement, defense, counterclaim or demand whatsoever, from the earlier of the Advance Date or the Acceptance Date and on the first day of each month thereafter until the Commencement Date of the applicable Equipment Schedule. If for any reason the Lessee and the Lessor fail to execute the Equipment Schedule which covers the Equipment accepted hereunder, then Lessee shall, upon demand by Lessor, reimburse Lessor in full for the Equipment Cost by paying to Lessor the Stipulated Loss Value of the Equipment equal to not less than 103.64% of the Equipment Cost plus any unpaid Rent or, at Lessor's option, Lessor may declare an Event of Default and pursue its remedies under the Lease.

     Lessee confirms that the Equipment is insured with the Lessor designated as Loss Payee/Additional Insured.

     IN ADDITION, LESSEE HAS BEEN ADVISED BY LESSOR THAT THE EQUIPMENT COVERED BY SUCH LEASE IS SUBJECT TO THE EXPRESS DISCLAIMER BY LESSOR OF ALL EXPRESS WARRANTIES AND ALL IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     Lessee confirms having made for its own records a copy of this Acceptance Certificate contemporaneously with its execution. This disclaimer of express and implied warranties has been discussed between the undersigned and Lessor and has been specifically bargained for by the undersigned and Lessor with respect to the lease of the Equipment particularly described in the Lease.


                                        By:  /s/  Peter P. Sach
                                            ------------------------------------
                                        Name: Peter P. Sach
                                        Title: CAO & Treasurer

                                        Acceptance: 7/9/03

                                  Exhibit A to
           Master Lease Agreement No. ARBIX dated as of June 5, 2003, by and between ATEL VENTURES, INC. ("Lessor") and
                       ARBINET-THEXCHAGNE, INC. ("Lessee")




                        Invoice    Invoice                                                    Serial       Total
       Vendor             No.        Date              Equipment Description            Qty   No(s).        Cost
--------------------------------------------------------------------------------------------------------------------
Santera Systems, Inc.     2525    10-Mar-03             Santera One Switch               1             $1,130,039.00

Santera Systems, Inc.     2686    28-Apr-03    Box Circuit Packs - Packet Matrix One     4             $  418,679.00

Santera Systems, Inc.     2686    28-Apr-03   TDM and Box Packfill - 3 Port DS3 Cards    6

Santera Systems, Inc.     2686    28-Apr-03   TDM and Box Packfill, Packet Matrix One    4
                                                  TDM and Box Packfill, OC12C ATM

Santera Systems, Inc.     2686    28-Apr-03               Superslot NIC                  2
                                                TDM and Box Packfill, Voice Server

Santera Systems, Inc.     2686    28-Apr-03                   Module                     2
                                                            GRAND TOTALS                               $1,548,718.00

                                  Labor
                                 and/or
                                Shipping                                                   Funded To   Equipment
                        Sales      and                                        Advanced     Lessee or    Schedule
       Vendor            Tax    Handling     Soft Cost       Final Cost         Cost         Vendor        No.
----------------------------------------------------------------------------------------------------------------
Santera Systems, Inc.   $0.00     $0.00     ($424,883.77)  $  705,155.23   $  705,155.23     Lessee        2

Santera Systems, Inc.   $0.00     $0.00    $        0.00   $  418,679.00   $  418,679.00     Lessee        2

Santera Systems, Inc.                                                                                      2

Santera Systems, Inc.                                                                                      2


Santera Systems, Inc.                                                                                      2


Santera Systems, Inc.                                                                                      2
                        $0.00     $0.00     ($424,883.77)  $1,123,834.23   $1,123,834.23

                            EQUIPMENT COST BREAKDOWN
     $1,123,834.23 (Advanced Cost) + $185,216.93 (Soft Cost) = $1,309,051.16
                                (Equipment Cost)

Equipment Location
75 Broad Street, Floor 20, New York, NY 10004-2490

Lessor:                                 Lessee:
ATEL Ventures, Inc.                     Arbinet-thexchange, Inc.


By: /s/ Vasco H. Morais, Esq.           By: /s/ Peter P. Sach
    ---------------------------------       ------------------------------------
Title: Senior Vice President            Title: CAO & TREASURER

Date: 7/9/03                            Date: 7-9-03

                     CLOSING DOCUMENTS - ATEL VENTURES, INC.

                                Document                                      Date
                                --------                                   ---------
 1. Purchase Requisition                                                    5-Jun-03
 2. Opinion Letter                                                          5-Jun-03
 3. Master Lease Agreement No. ARBIX                                        5-Jun-03
       a. Exhibit A - Equipment Lease                                       5-Jun-03
       b. Equipment Schedule No. 1                                          5-Jun-03
             1. Rider No. 1                                                 5-Jun-03
             2. Rider No. 2                                                 5-Jun-03
             3. Rider No. 3                                                 5-Jun-03
       c. Certificate of Delivery and Acceptance                            5-Jun-03
 4. Evidence of Property Insurance                                          5-Jun-03
 5. Certificate of Liability Insurance                                      5-Jun-03
 6. Certified Copy of Corporate Resolution                                 27-Feb-03
 7. Warrant to Purchase Preferred Stock
 8. Fourth Amended and Restated Investors' Rights Agreement                30-May-03
       a. Joinder Agreement
 9. Sales and Use Tax Certificate of Exemption, Commonwealth of Virginia    6-Jun-03
10. Santera License Transfer Agreement                                     16-May-03
11. Amendment to No. 1 to Indirect Channel Customer Service                 4-Jun-03
    Agreement - Hitachi Data Systems